[THE AMERICAN FUNDS GROUP(R)]
U.S. GOVERNMENT
SECURITIES
FUND

[cover:  illustration of how funds from bank results in real estate sales]

Semi-Annual Report
for the six months ended February 28
1999


U.S. GOVERNMENT SECURITIES FUND(SM) seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

U.S. GOVERNMENT SECURITIES FUND IS ONE OF THE 28 MUTUAL FUNDS IN THE AMERICAN FUNDS GROUP,(R) THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR MORE THAN SIX DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY, THE AMERICAN FUNDS' ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1999 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods:

TEN YEARS               FIVE YEARS          ONE YEAR

+105.60%                +29.83%             +0.58%
(+7.47% A YEAR)                             (+5.36% A YEAR)

Sales charges are lower for accounts of $25,000 or more.

The fund's 30-day yield as of March 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 4.82%. The fund's distribution rate as of that date was 5.23%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.



FELLOW SHAREHOLDERS:

The first six months of U.S. Government Securities Fund's 1999 fiscal year provided a study in contrasts. Following an extended period of strong gains in 1998, U.S. Treasury securities reversed course in the early months of the new year. Meanwhile, most other sectors of the bond market, which had been lagging behind government bonds, held up much better.

Throughout these market movements, U.S. Government Securities Fund produced a steady stream of income. For the six months ended February 28, the fund paid monthly dividends totaling 41 cents a share, representing an income return of 3.1% (or 6.2% annualized) for shareholders who reinvested those dividends in additional shares.

With the decline in U.S. Treasury securities, the fund's net asset value fell to $13.10 a share from $13.39 six months earlier, leading to a total return (income plus appreciation) of 0.9% for shareholders who reinvested their dividends. While small, that return was better than the 0.2% average return of the 190 U.S. government funds tracked by Lipper, Inc. over the six months, though lower than the 1.4% increase of the unmanaged Lehman Brothers Government/Mortgage-Backed Securities Index (both returns reflect reinvestment of dividends).

The fund's modest six-month return comes on the heels of above-average gains. For the six months previous to these, the fund produced a total return of 4.5%, contributing to a 12-month total return of 5.4%. Since beginning operations on October 17, 1985, U.S. Government Securities Fund has increased 175.7% - an average compound return of 7.9% a year.


SIX MONTHS IN REVIEW

The fund's fiscal year began in September in the midst of a global financial crisis that buffeted stocks and most sectors of the bond market; matters worsened when a noted hedge fund was forced to sell off large positions to cover its losses. In these stormy seas, investors continued to find a harbor in U.S. Treasury securities. In a so-called "flight to quality," they bid up prices at a frenetic pace, sending yields on longer term government bonds to their lowest levels in nearly 30 years. (Bond prices move in the opposite direction of yields.)

From late September through November, the Federal Reserve cut short-term interest rates three times in an effort to stabilize markets. The moves helped restore investor confidence, but as the "flight to quality" reversed itself, U.S. Treasury yields crept back up, particularly in February, when stronger-than-expected economic data rekindled fears of inflation.

[illustration:  person holding certificate]

FUND HIGHLIGHTS

In keeping with its emphasis on the highest quality issues, your fund invests primarily in a combination of U.S. Treasury securities and federally sponsored mortgage-backed obligations. Within these parameters, however, the portfolio is broadly diversified, with hundreds of holdings across a spectrum of coupons and maturities.

[illustration:  certificate from bank to industrial site]

The composition of the portfolio remains little changed from six months ago. The drop in market price slightly reduced our position in U.S. Treasury securities to half of net assets. About 41% of net assets are invested in mortgage-backed securities, which rose in price during the fiscal period, partially offsetting the decline in government bonds. The remainder of the portfolio is held in other federal agency obligations and cash equivalents.

During the past six months, we shortened the average effective maturity of the fund's holdings to provide some cushion against a possible rise in interest rates. (The longer a bond's maturity, the more its price tends to rise and fall in response to interest rate changes.) At February 28, the average effective maturity was 6.4 years, down from 7.1 years six months earlier. The relatively short maturities of the fund's mortgage holdings should also provide some protection in the event rates rise.

LOOKING FORWARD

Although longer term rates have indeed come up a bit, the U.S. economy's record peacetime expansion shows few signs of subsiding. Jobs are plentiful, consumer spending is robust, yet inflation remains remarkably quiescent. While we are cautiously optimistic, the recent volatility in every sector of the bond market is an object lesson in how quickly investor sentiment and expectations can change. Global events - such as Asia's recession and the introduction of the euro - may complicate matters further, making it increasingly difficult to predict the economic outlook and the prospects for bonds. As always, we will continue to monitor developments and make investment decisions we believe will best serve the long-term interests of shareholders.

Finally, we would note that the monthly dividend payment has been reduced from seven cents a share to six, reflecting the general decline in interest rates in recent years. We try to establish dividends at a level we believe will be sustainable for reasonable periods of time. The previous payout had been in place for nearly three years, since April 1996.

We look forward to reporting to you in six months.

Cordially,

/s/Paul G. Haaga, Jr.    /s/John H. Smet
Paul G. Haaga, Jr.       John H. Smet
Chairman of the Board    President

April 13, 1999


We are pleased to announce the election of John H. Smet as president of U.S. Government Securities Fund. He has served as a portfolio counselor for the fund for 12 years and will continue in that capacity. Abner Goldstine, who had been president since the fund's inception in 1985, was elected as vice chairman and will continue to serve as a trustee.


The American Funds Income Series
U.S. Government Securities Fund

Investment Portfolio
February 28, 1999 (Unaudited)

[begin pie chart]
U.S. Treasuries                                               50%
Agency Mortgage-Backed Securities                             41%
Agency Debentures                                              4%
Cash & Equivalents                                             5%
[end pie chart]

                                                       Principal     Market  Percent
                                                          Amount       Value   of Net
                                                           (000)       (000)   Assets

Federal Agency Obligations -
Mortgage Pass-Throughs (1) - 34.75%
Fannie Mae:
 5.50% 2014                                               $4,980      $4,835
 6.00% 2013-2029                                          27,509      27,110
 6.27% 2005                                                6,959       6,880
 6.35% 2005                                               16,489      16,352
 6.50% 2028                                               12,718      12,627
 7.00% 2009-2028                                          22,974      23,393
 8.00% 2005-2028                                           6,607       6,875
 8.315% 2002 (2)                                           4,238       4,323
 8.50% 2007-2027                                           5,748       6,057
 9.00% 2009-2023                                           1,542       1,639
 9.50% 2011-2022                                           1,334       1,423
 10.00% 2017-2021                                            721         778
 11.00% 2010-2015                                          1,196       1,325
 12.00% 2000-2029                                          4,480       5,085
 12.25% 2011-2014                                            508         576    10.09%
 12.50% 2001-2029                                          6,578       7,599
 12.75% 2012                                                   2           2
 13.00% 2028                                               3,633       4,250
 13.25% 2011-2014                                            553         645
 13.50% 2015                                               1,618       1,901
 14.00% 2013-2014                                            824         991
 15.00% 2013                                                   9          10
 15.50% 2012                                                  14          17
 16.00% 2012                                                  10          12
Freddie Mac:
 5.50% 2013                                                4,882       4,746
 6.00% 2013-2014                                          24,844      24,625
 6.50% 2012-2013                                          16,068      16,179
 7.00% 2008                                                  769         783
 7.50% 2012                                                2,222       2,289
 8.00% 2012-2026                                           6,778       6,997
 8.25% 2007                                                  458         475
 8.50% 2009-2027                                          10,896      11,444
 8.75% 2008                                                  414         433
 9.00% 2010-2021                                           2,927       3,088
 10.50% 2006-2016                                            360         399
 10.75% 2010                                                 168         184
 11.00% 2015-2016                                            499         558
 11.50% 2015                                                 194         218
 11.75% 2014                                                 266         302
 12.00% 2000-2017                                          5,261       6,006
 12.25% 2015                                                 321         369
 12.50% 2015-2019                                          4,779       5,522     6.66
 13.00% 2014-2015                                          3,146       3,707
 13.50% 2018                                                 187         218
 13.75% 2014                                                  20          23
 14.00% 2011-2014                                            147         174
 14.50% 2010-2011                                             19          23
 14.75% 2010                                                  37          43
 15.00% 2011                                                  35          42
 15.50% 2011                                                  26          31
 16.00% 2012                                                  20          24
 16.25% 2011                                                  73          88
Government National Mortgage Assn.:
 5.50% 2013                                                2,602       2,534
 6.00% 2008-2029                                          65,768      64,522
 6.50% 2023-2029                                          36,195      35,963
 6.875% 2024 (2)                                           9,049       9,168
 7.00% 2008-2027                                          43,695      44,346
 7.50% 2009-2028                                          15,055      15,501
 8.00% 2022-2026                                          13,990      14,602
 8.50% 2020-2023                                           3,711       3,943
 9.00% 2009-2022                                          11,320      12,132
 9.50% 2009-2021                                           5,203       5,596
 9.75% 2011-2012                                           1,411       1,519
 10.00% 2016-2019                                         16,913      18,416
 10.25% 2012                                                  95         102
 10.50% 2015-2019                                          1,356       1,494
 11.00% 2009-2020                                          2,382       2,671    18.00
 11.25% 2001-2016                                          1,820       1,993
 11.50% 2000-2014                                            704         794
 11.75% 2000-2015                                            112         118
 12.00% 2000-2016                                          1,296       1,449
 12.25% 2013-2015                                            222         249
 12.50% 2010-2014                                            157         178
 12.75% 2014-2015                                            235         269
 13.00% 2011-2015                                          1,233       1,424
 13.25% 2013-2015                                            184         209
 13.50% 2013                                                 245         287
 14.00% 2014                                                  97         113
 14.50% 2012-2014                                            265         312
 15.00% 2011-2013                                            297         351
 16.00% 2011-2012                                             35          42
                                                                     -------  -------
                                                                     463,992    34.75
                                                                     -------  -------

Federal Agency Obligations - Other - 3.67%

Fannie Mae Note 6.00% 2008                                 6,000       6,066      .45
Federal Home Loan Bank Bonds:
 5.625% 2001                                              10,000      10,038
 5.125% 2003                                               6,000       5,866     1.93
 5.50% 2003                                               10,000       9,906
Freddie Mac Note 5.75% 2008                               11,000      10,906      .82
Tennessee Valley Authority, Series G, 5.375% 2008          6,500       6,254      .47
                                                                     -------  -------
                                                                      49,036     3.67
                                                                     -------  -------

Collateralized Mortgage Obligations (1) - 5.80%
Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                         1,984       2,038
 Series 91-146, Class Z, 8.00% 2006                        4,407       4,520
 Series 1997-M5, Class C, ACES, 6.74% 2007                 5,000       5,138
 Series 1998-M6, Class A2, ACES, 6.32% 2008               17,500      17,770
 Trust 35, Class 2, 12.00% 2018                              315         347     4.15
 Series 90-93, Class G, 5.50% 2020                         1,883       1,821
 Series 1992-119, Class Z, 8.00% 2022                      3,972       4,072
 Series 1994-4, Class ZA, 6.50% 2024                       5,228       4,986
 Series 1997-M6, Class ZA, 6.85% 2026                     11,079      10,789
 Series 1997-28, Class C, 7.00% 2027                       4,000       3,984
Freddie Mac:
 Series 1716, Class A, 6.50% 2009                         10,586      10,457
 Series 83-A, Class 3, 11.875% 2013                          127         141
 Series 83-B, Class 3, 12.50% 2013                         1,081       1,201
 Series 178, Class Z, 9.25% 2021                           1,793       1,879     1.65
 Series 1567, Class A, 5.3375% 2023 (2)                    1,274       1,229
 Series 1948, Class PJ, 6.65% 2027                         6,000       5,852
 Series 2030, Class F, 5.4356% 2028 (2)                    1,285       1,289
                                                                     -------  -------
                                                                      77,513     5.80
                                                                     -------  -------

Collateralized Mortgage Obligations
(Privately Originated)(1),(3) - 1.16%

Collateralized Mortgage Obligation Trust,
 Series 63, Class Z, 9.00% 2020                            3,547       3,681      .28
PaineWebber CMO Pac, Series O, Class 5, 9.50% 2019         3,169       3,369      .25
Ryland Acceptance Corp. Four, Series 88, Class E,
 7.95% 2019                                                8,193       8,387      .63
                                                                     -------  -------
                                                                      15,437     1.16
                                                                     -------  -------

Development Authorities - 0.22%

International Bank for Reconstruction and
 Development 12.25% December 2008                          2,000       2,948      .22
                                                                     -------  -------

U. S. Treasury Obligations - 49.59%


6.375% May 1999                                           18,000      18,059     1.35
9.125% May 1999                                           19,500      19,671     1.47
6.375% January 2000                                        4,000       4,046      .30
5.875% February 2000                                      18,040      18,170     1.36
5.50% March 2000                                           3,000       3,014      .23
5.875% June 2000                                          34,640      34,970     2.62
13.125% May 2001                                          19,000      22,088     1.65
13.375% August 2001                                        8,000       9,482      .71
6.25% October 2001                                         1,000       1,025      .08
15.75% November 2001                                       5,500       6,938      .52
14.25% February 2002                                      15,000      18,619     1.39
5.875% September 2002                                     24,000      24,446     1.83
11.625% November 2002                                     38,000      45,897     3.44
10.75% May 2003                                           10,250      12,300      .92
11.875% November 2003                                      6,000       7,591      .57
7.25% May 2004                                            74,250      80,619     6.04
7.875% November 2004                                       3,655       4,094      .31
11.625% November 2004                                      7,300       9,493      .71
7.50% February 2005                                       17,480      19,329     1.45
3.375% January 2007 (2),(4)                                6,983       6,737      .51
7.25% July 2007                                           22,000      23,134     1.73
6.125% August 2007                                         9,530       9,965      .75
3.625% January 2008 (2),(4)                                2,029       1,989      .15
10.375% November 2009                                     21,000      25,892     1.94
10.00% May 2010                                            4,000       4,922      .37
12.75% November 2010                                      10,000      13,983     1.05
13.875% May 2011                                           8,000      11,896      .89
10.375% November 2012                                     35,000      46,222     3.46
12.00% August 2013                                        11,000      16,046     1.20
9.875% November 2015                                       2,345       3,353      .25
8.875% August 2017                                        74,500      99,737     7.47
7.875% February 2021                                      27,250      33,977     2.54
3.625% April 2028 (2),(4)                                  4,560       4,432      .33
                                                                     -------  -------
                                                                     662,136    49.59
                                                                     -------  -------
Total Bonds and Notes (cost: $1,266,435,000)                       1,271,062    95.19
                                                                     -------  -------


Short-Term Securities

Federal Agency Discount Notes - 3.75%

Federal Home Loan Bank due 3/1/99                         16,600      16,598     1.24
Federal Home Loan Bank due 3/3/99                         18,600      18,593     1.39
Federal Home Loan Bank due 3/26/99                        15,000      14,948     1.12
                                                                     -------  -------
Total Short-Term Securities (cost: $50,139,000)                       50,139     3.75
                                                                     -------  -------

Total Investment Securities (cost: $1,316,574,000)                 1,321,201    98.94

Excess of cash and receivables over payables                          14,208     1.06
                                                                     -------  -------
Net Assets                                                        $1,335,409   100.00%
                                                                    ======== ========

(1)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(2)Coupon rate may change periodically.
(3)Comprised of federal agency originated or guaranteed loans.
(4)Index-linked bond whose principal amount moves with a government retail price index.


See Notes to Financial Statements

The American Funds Income Series
U.S. Government Securities Fund
Financial Statements (Unaudited)
-----------------------------                                          -------     -------
Statement of Assets and Liabilities
at February 28, 1999                                               (dollars in  thousands)
-----------------------------                                          -------     -------
Assets:
Investment securities at market
 (cost: $1,316,574)                                                             $1,321,201
Cash                                                                                   125
Receivables for-
 Sales of investments                                                 $ 40,941
 Sales of fund's shares                                                  3,093
 Accrued interest                                                       14,425      58,459
                                                                       -------     -------
                                                                                 1,379,785
Liabilities:
Payables for-
 Purchases of investments                                               39,189
 Repurchases of fund's shares                                            2,126
 Dividends payable                                                       1,956
 Management services                                                       393
 Accrued expenses                                                          712      44,376
                                                                       -------     -------
Net Assets at February 28, 1999-
 Equivalent to $13.10 per share on
 101,905,781 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                    $1,335,409
                                                                                 =========

Statement of Operations
for the six months ended February 28, 1999                         (dollars in  thousands)
                                                                       -------     -------
Investment Income:
Income:
 Interest                                                                         $ 43,102

Expenses:
 Management services fee                                                $2,483
 Distribution expenses                                                   1,976
 Transfer agent fee                                                        474
 Reports to shareholders                                                    54
 Registration statement and prospectus                                      99
 Postage, stationery and supplies                                          105
 Trustees' fees                                                             14
 Auditing and legal fees                                                    44
 Custodian fee                                                              13
 Taxes other than federal income tax                                        13
 Other expenses                                                             11       5,286
                                                                       -------     -------
Net investment income                                                               37,816
                                                                                   -------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                    4,176
Change in unrealized appreciation
 on investments:
 Beginning of period                                                    37,133
 End of period                                                           4,627
                                                                       -------
Change in unrealized appreciation
 on investments                                                                    (32,506)
                                                                                   -------
 Net realized gain and
  change in unrealized appreciation on investments                                 (28,330)
                                                                                   -------
Net Increase in Net Assets Resulting
 from Operations                                                                    $9,486
                                                                                 =========
Statement of Changes in Net
 Assets                                                            (dollars in  thousands)
-----------------------------                                          -------     -------
                                                              Six months ended  Year ended
                                                                  February 28,   August 31
                                                                         1999*        1998
Operations:                                                            -------     -------
Net investment income                                               $   37,816  $   70,243
Net realized gain (loss) on investments                                  4,176        (187)
Net change in unrealized appreciation
 on investments                                                        (32,506)     34,508
                                                                       -------     -------
 Net increase in net assets
  resulting from operations                                              9,486     104,564
                                                                       -------     -------
Dividends Paid to Shareholders                                         (40,064)    (73,356)
                                                                       -------     -------
Capital Share Transactions:
Proceeds from shares sold:
 35,319,018 and 28,937,114
 shares, respectively                                                  474,274     383,161
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 2,346,721 and 4,071,001
 shares respectively                                                    31,409      53,739
Cost of shares repurchased:
 26,096,673 and 27,545,162
 shares, respectively                                                 (349,501)   (363,863)
                                                                       -------     -------
 Net increase in net assets resulting
  from capital share transactions                                      156,182      73,037
                                                                       -------     -------
Total Increase in Net Assets                                           125,604     104,245

Net Assets:
Beginning of period                                                  1,209,805   1,105,560
                                                                       -------     -------
End of period (including undistributed
 net investment income of $(783) and
 $1,465, respectively)                                              $1,335,409  $1,209,805
                                                                     =========   =========

*Unaudited
See Notes to Financial Statements

 Notes to Financial Statements
 Unaudited
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund(the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of February 28, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $4,627,000, of which $27,383,000 related to appreciated securities and $22,756,000 related to depreciated securities. During the year ended August 31, 1998, a capital loss carryforward totaling $8,610,000 expired. The fund had available at August 31, 1998 a net capital loss carryforward totaling $89,790,000 which may be used to offset capital gains realized during subsequent years through 2006 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $1,316,574,000 at February 28, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $2,483,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.25% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333.

 DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the trust's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended February 28, 1999, distribution expenses under the Plan were limited to $1,976,000. Had no limitation been in effect, the fund would have paid $2,074,000 in distribution expenses under the Plan. As of February 28, 1999, accrued and unpaid distribution expenses were $659,000.

 American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $521,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $474,000.

 DEFERRED DIRECTORS' AND TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1999, aggregate amounts deferred and earnings thereon were $65,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities of $621,454,000 and $465,198,000, respectively, during the six months ended February 28, 1999.

 As of February 28, 1999, accumulated net realized loss on investments was $85,722,000 and paid-in capital was $1,417,287,000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $13,000 was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS
-----------------------                               -------- -------- -------- -------- -------- --------
                                                    Six months
                                                         ended              Year    Ended   August       31
                                                  February 28, -------- -------- -------- -------- --------
                                                      1999 (1)     1998     1997      1996     1995     1994
                                                      -------- -------- -------- -------- -------- --------
Net Asset Value, Beginning
 of Period                                       $     13.39    $13.03  $ 12.78  $ 13.24   $ 13.18  $ 14.73
                                                      -------- -------- -------- -------- -------- --------

Income from Investment
 Operations:
  Net investment income                                    .38      .83      .88      .93     1.01     1.03
  Net gains or lossess on securities
   (both realized and unrealized)                         (.27)     .40      .25     (.49)     .06    (1.56)
                                                      -------- -------- -------- -------- -------- --------
   Total from investment operations                        .11     1.23     1.13      .44     1.07    (.53)
                                                      -------- -------- -------- -------- -------- --------
Less Distributions:
 Dividends (from net investment
  income)                                                 (.40)    (.87)    (.88)    (.90)   (1.01)   (1.02)
                                                      -------- -------- -------- -------- -------- --------
Net Asset Value, End of Period                   $     13.10     $ 13.39  $ 13.03  $ 12.78  $ 13.24  $ 13.18
                                                       =======  =======  =======  =======  =======  =======
Total Return (2)                                     0.87% (3)     9.70%    9.08%    3.40%    8.60%  (3.72%)

Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)                                             $1,335   $1,210   $1,106   $1,216   $1,337   $1,373
 Ratio of expenses to average
  net assets                                          .40% (3)      .79%     .80%     .81%     .79%     .78%
 Ratio of net income to
  average net assets                                 2.86% (3)     6.24%    6.74%    7.04%    7.79%    7.35%
 Portfolio turnover rate                            42.67% (3)    81.99%   28.16%   40.01%   46.77%   71.58%

(1)Unaudited
(2)Excludes maximum sales charge of 4.75%.
(3)Based on operations for the period shown and, accordingly, not representative of a full year.

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA D/CG/3967
Lit. No. GVT-013-0499